                                SECURITY CAPITAL

                                    [PICTURE]

                             U.S. REAL ESTATE SHARES
                               2002 ANNUAL REPORT


                                     [LOGO]
                                SECURITY CAPITAL

    SECURITY CAPITAL
    U.S. REAL ESTATE SHARES

    Security Capital U.S. Real Estate Shares is a highly focused, no-load real estate mutual fund that seeks to provide shareholders with above average returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile returns, as compared with other U.S. real estate mutual funds that invest primarily in real estate securities in the United States by integrating in-depth proprietary research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS


Following notably weak returns in the third quarter, results for real estate stocks returned to positive territory in the fourth quarter and generated a positive total return for the year. Again in 2002, the stocks handily outperformed the broader market notwithstanding a strong performance for general equities in the fourth quarter. In a highly challenging investment climate, key attributes of real estate ownership continue to resonate well with investors including durable cash flow, healthy dividends and reasonable valuations.

The benchmark Wilshire Real Estate Securities Index ("WARESI") generated a total rate of return for 2002 of +2.6%. Returns for the alternative RMS REIT and NAREIT Equity indices for the full year were +3.7% and +3.8%, respectively. By comparison, the S&P 500 and Russell 2000 indices generated total returns for 2002 of -22.1% and -20.5%, respectively.

Security Capital U.S. Real Estate Shares ("SC-US Real Estate Shares") generated a total return of -0.4% for 2002. On a trailing 3-year and 5-year basis as of December 31, 2002, the Fund has generated average annual total returns of +13.1% and +5.1%, respectively. SC-US Real Estate Shares' 5-year performance ranks the Fund in the top 15% of all real estate mutual funds ranked by Morningstar/1/, with an overall Morningstar Rating(TM) of 4-stars/2/.

Annual Overview

Stock performance by property type in 2002 closely mirrored trends in the underlying real estate operating markets where conditions for many property types either softened markedly or remained soft during the year. This was particularly true for those property types relating to the business economy-office and lodging-or those competing with home ownership-multifamily. Conditions were significantly less challenging for consumer-oriented real estate- retail. Where conditions were challenging, companies with longer-term leases and the contractual ability to pass through higher costs were able to shield earnings from adverse market pressures and were the relative winners.

The strongest performing stocks during the year were regional mall companies with a return of +24.5% for the year. Resilient consumer spending, stable occupancy levels and a highly favorable financing environment have led to strong property level performance for mall properties. In addition, the public mall companies have aggressively pursued external growth initiatives, taking advantage of significant scale economies in mall leasing and operations to grow their portfolios through acquisitions. In 2002, we observed $11.5 billion of mall-related transactions by the public mall companies at a time when abundant private investment capital in most other property types has crowded out investment programs by public real estate companies. These mall factors and trends were significantly underscored again during the fourth quarter with Simon Property Group (SPG), the largest U.S. mall owner/operator, initiating a hostile takeover bid for Taubman Centers (TCO), a smaller owner and developer of high quality regional malls. SPG's current bid (1/15/03) of $20.00, now joined by Westfield (ASX: WFA), compares to TCO's pre-bid price (11/12/02) of $14.80 per share.

These outperforming property types- regional malls, shopping centers and industrial properties-share an additional important characteristic. These sectors and others, in contrast to the office sector, present institutional investors with significant hurdles to achieving coherent critical mass through private investment strategies. As a result, as asset allocation studies point to a larger role for real estate in many institutional portfolios, this incremental investor demand is more likely to be channeled through established public market platforms than is the case for many other property types.

The worst performing stocks by property type during 2002 were the lodging companies with a 2002 return of -9.6%. Lodging companies continue to be highly challenged by weak business travel patterns and an uncertain economic outlook. Investors are also focused on event risk reflecting the potential for travel disruptions from further terrorist attacks or a possible war with Iraq.

Other underperforming stocks during 2002 were the multifamily companies (-6.0%) and the office companies (-4.3%). A number of factors have aligned against the historically stable multifamily companies. A weak job market has negatively impacted multifamily rent and occupancy levels in most markets. However, unlike past economic downturns, with interest rates at historically low levels, there has been no corresponding reduction in home buying patterns to absorb the blow, and new construction levels- both multifamily and single family-have continued at pre-recession levels. In addition, the very short 12-month lease terms for most multifamily tenants results in these market stresses translating very quickly to the bottom line in contrast to other property types. Finally, robust demand for multifamily assets among private investors has led to aggressive pricing in the private market, leaving limited opportunity for public companies to take advantage of low interest rates to acquire assets, and often leading to asset sale programs that are earnings-dilutive in the near-term.

The underperformance of office company stocks reflects the competitively harsh operating conditions that have emerged for office properties in the wake of failing tech and telecom companies and an intense focus by corporate users on efficiency and cost. With longer lease terms for office properties of 3-15 years, these operating pressures have yet to be fully reflected in office company earnings.

While not in the WARESI, healthcare REITs performed well during most of 2002, boosting both the RMS and NAREIT indices on a relative basis with a +11.2% return through September

30/th/. However, healthcare REITs generated significant negative returns during the fourth quarter (-7.0%) as a rollback of Medicare funding to operators and escalating insurance/liability costs began to highlight tenant credit issues, particularly for nursing homes.

Equity issuance for public real estate companies-both common and preferred-totaled $7.7 billion. This compares with full year totals of $7.7 billion and $4.2 billion for 2001 and 2000, respectively, and with the 10-year average annual level of $17.1 billion. While companies have been active issuing perpetual preferred stock, with the notable exception of mall companies, there has been limited appetite/need for issuing new common equity. Among other things, this reflects an absence of productive capital deployment opportunities for many public companies as private institutional capital competes aggressively for real estate assets.

Fund Performance

SC-US Real Estate Shares generated a total return for 2002 of -0.4%. Average annual returns for the trailing 3- and 5-year periods were +13.1% and +5.1%, respectively. Since its inception, the Fund has generated an average annual return of +8.8%.

While SC-US Real Estate Shares outperformed the benchmark Wilshire Real Estate Securities Index ("WARESI") during the second half of 2002, a challenging first and second quarter led to a 306 basis point underperformance of the WARESI for the full year. The lodging group was a significant factor. WARESI lodging stocks generated a +24.3% total return in the first quarter, a period when post-9/11 operating uncertainty and significant balance sheet risks for these highly leveraged enterprises warranted our pronounced underweight in the group. The Fund's multifamily investment positions were also a factor as the uncertain economy continued to provide a negative near-term catalyst for the select group of undervalued and financially secure companies where we have invested.

On the positive side, performance for the year benefited from significant investments in the outperforming mall property group as well as strong performance from the Fund's office and shopping center investments.

5-year and since-inception returns for SC-US Real Estate Shares represent average annual outperformance of the WARESI of 165 basis points and 211 basis points, respectively. 2002's first half performance challenges, however, have resulted in a trailing 3-year average annual return that while healthy at +13.1%, now trails the WARESI by 88 basis points.

SC-US Real Estate Shares' 5-year performance ranks the Fund in the top 15% of all real estate mutual funds evaluated by Morningstar/1/, with an Overall Morningstar Rating(TM) of 4 stars/2/.

Perspective and Outlook

The price volatility of real estate securities has noticeably increased since mid-2002 with significant downdrafts corresponding with the pre-earnings-release periods immediately following each quarter-end. While many factors are undoubtedly at work, we believe this increase in volatility highlights a more fundamental tug-of-war of sorts in the market's assessment of real estate.

There exists today a very real tension between (1) the highly challenging operating conditions that exist for most real estate owners and operators, and
(2) the vibrant investment market we are experiencing for the underlying real estate assets. In this context, investors can view REITs from two perspectives-very favorably as discounted investment pools of valuable real estate assets or, alternatively, in a less favorable light as operating companies subject to downwardly revised earnings targets and trends. Understanding this tension and its implications for how individual real estate stocks are valued is an important factor in setting investment strategy and gauging market risk.

As portfolios of real estate assets, many high-quality public real estate companies are now selling at significant discounts of 10%-20% to their estimated private market valuations. A combination of low interest rates and a quest for income and relative stability is driving keen interest for real estate investments from institutional, high net-worth and foreign buyers. Pricing for quality assets with credit income stream s-the kinds of assets owned by the companies we invest in-have been stable or increasing, not decreasing. This hasn't changed of late and, in fact, it is a trend that is further reinforced by the volatile broader market conditions we have experienced.

As operating companies, however, REITs are judged on their ability to generate growth and meet the near-term earnings expectations of investors and analysts. For many companies, this has been more difficult to do lately. Real estate operating markets for many property types are highly challenging consistent with the overall economy. In addition, REITs in most property types have had limited opportunity to add value through property acquisitions. Companies have largely been "crowded out" of investment markets by more aggressive private capital. In fact, many REITs have been selling or joint venturing assets and paying down debt, a strategy that we believe is intelligent and mostly accretive to long-term value, but hurts short-term earnings.

We believe this tension- REITs as real estate versus REITs as operating companies-is leading to confusion among investors and analysts more narrowly focused on quarter-to-quarter operating performance and the resulting stock price momentum. This confusion is reinforced by tenant lease structures that vary significantly by property type and, as a result, can either focus or obscure the near-term earnings impact of current operating market conditions. In fact, our detailed cash flow modeling suggests some extreme mispricing of the stocks at both ends of the spectrum.

There is probably no better current example of this tension than Taubman Centers, a major investment holding of the Fund and an underperformer in the mall group until recently. Taubman is the owner/developer of some of the most productive and highest quality mall real estate in the country and quality mall assets have been appreciating significantly in value. However, until a recent tender offer by competitor Simon Property Group, the underlying value of Taubman's real estate portfolio was largely overshadowed for investors. This reflected (1) several new mall developments that have struggled to stabilize in a challenging economy, and (2) the absence of an earning's accretive acquisition strategy. Taubman entered the fourth quarter at $14.23 per share compared to Simon's current tender offer bid, now joined by mall owner Westfield, of $20.00 per share and an announced pending $50 million private placement of equity at $24.00 per share.

As always, great opportunities exist for the long-term investor. Successful investing in this environment requires the resources to analyze and fully understand the underlying real estate values and capital structures. It also requires patience and conviction to move against the market's momentum now so keenly focused on short-term earnings targets. These qualities are well represented in our investment approach and we believe they will produce compelling investment returns under a broad range of economic scenarios.

Finally, as we move into 2003, there is active speculation over how REITs might be impacted- or not impacted- by the President's dividend tax cut initiatives. We look forward to communicating with you in detail as any specific legislation takes shape. At this time, we envision no impact on REIT valuations reflecting the following observations and perspectives:

    . Since REITs already have the ability to fully avoid taxes at the corporate level, there is currently no "double taxation" issue for REITs and accordingly, we would anticipate no additional tax benefit or cost for REIT shareholders from this or alternative tax legislation.

     . REITs are largely owned and priced on the margin by tax-exempt institutional investors. Any shift in pricing attitudes among individual taxable investors would not be a driving force in setting share price for REITs in the market.

     . REITs are unlikely to restructure as c-corps to capture a dividend tax benefit for the small fraction of shareholders who are taxable. This would be a zero sum game for taxable investors and a transfer of value to the government on behalf of tax-exempt investors.

We thank you for you continued support of SC-US Real Estate Shares.

                                            Sincerely,


/s/ Anthony R. Manno Jr.                    /s/ Kenneth D. Statz

Anthony R. Manno Jr.                        Kenneth D. Statz
President                                   Managing Director

/1/ Source: Morningstar(R) Absolute Ranking. Overall rank is 11 out of 78 real estate mutual funds for the five-year period ending December 31, 2002.

/2/ The Morningstar Rating(TM) is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance. The Overall Morningstar Rating(TM) is the weighted average of the three-, five-, and ten-year (if applicable) Morningstar Rating metrics. For the three and five-year periods ending December 31, 2002, the Fund received ratings of 3 stars out of 116 Specialty-Real Estate funds and 4 stars out of 78 Specialty-Real Estate funds, respectively. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Past performance is no guarantee of future results.

     (C)2002 by Morningstar Inc. All rights reserved. The information herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither is Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

FUND PERFORMANCE

SC-US Real Estate Shares' investment performance compared to frequently used performance benchmarks is shown below.

COMPARATIVE RETURNS

Average Annual Total Returns
Period Ended December 31, 2002

                                                                               Since Inception
                                  One-Year      Three-Year      Five-Year    (12/20/96-12/31/02)
                                  --------      ----------      ---------    -------------------
SC-US Real Estate Shares           -0.43%         13.13%          5.10%             8.82%

Wilshire Real Estate
Securities Index/1/                 2.63%         14.01%          3.45%             6.71%

NAREIT Equity Index/2/              3.82%         14.33%          3.30%             6.62%

Past performance is not indicative of future results. The performance for SC-US Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The performance of the above-referenced indices includes reinvested dividends and does not include any fees or expenses. The underlying portfolio securities of SC-US Real Estate Shares may differ from those of the indices. (1) The Wilshire Real Estate Securities Index is an unmanaged, broad based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate; and (2) NAREIT (National Association of Real Estate Investment Trusts) Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs that have 75% or more of their gross invested book assets invested in the equity ownership of real estate.

GROWTH OF A $10,000 INVESTMENT

Period from December 20, 1996 to December 31, 2002

                             [GRAPHIC APPEARS HERE]

                                                    Wilshire RE     NAREIT
                                                    Securities      Equity
                                        SC-US          Index        Index
                                       -----------------------------------
Holding Period                         $10,000         $10,000     $10,000
--------------
December                               $10,377         $10,425     $10,410
January 1997                           $10,459         $10,574     $10,526
February                               $10,538         $10,580     $10,505
March                                  $10,509         $10,616     $10,483
April                                  $10,079         $10,273     $10,196
May                                    $10,329         $10,580     $10,494
June                                   $10,997         $11,104     $11,003
July                                   $11,458         $11,470     $11,343
August                                 $11,469         $11,385     $11,316
September                              $12,823         $12,507     $12,304
October                                $12,400         $11,976     $11,972
November                               $12,638         $12,217     $12,231
December                               $12,992         $12,489     $12,519
January 1998                           $12,890         $12,313     $12,453
February                               $12,600         $12,155     $12,241
March                                  $13,046         $12,395     $12,461
April                                  $12,541         $12,004     $12,054
May                                    $12,395         $11,889     $11,970
June                                   $12,294         $11,826     $11,889
July                                   $11,466         $11,003     $11,117
August                                 $10,355         $ 9,860     $10,068
September                              $11,047         $10,412     $10,638
October                                $11,012         $10,269     $10,441
November                               $11,356         $10,462     $10,595
December                               $11,441         $10,313     $10,328
January 1999                           $11,371         $10,089     $10,112
February                               $11,394         $10,009     $ 9,875
March                                  $11,115         $ 9,955     $ 9,830
April                                  $12,567         $11,016     $10,763
May                                    $12,779         $11,203     $11,000
June                                   $12,641         $11,012     $10,822
July                                   $12,056         $10,590     $10,477
August                                 $12,056         $10,431     $10,344
September                              $11,654         $ 9,961     $ 9,951
October                                $11,243         $ 9,776     $ 9,706
November                               $10,940         $ 9,622     $ 9,548
December                               $11,507         $ 9,984     $ 9,851
January 2000                           $11,606         $10,025     $ 9,883
February                               $11,457         $ 9,834     $ 9,765
March                                  $12,042         $10,264     $10,087
April                                  $12,900         $10,996     $10,765
May                                    $13,075         $11,128     $10,870
June                                   $13,536         $11,503     $11,149
July                                   $14,668         $12,536     $12,124
August                                 $14,063         $12,085     $11,632
September                              $14,861         $12,477     $12,001
October                                $14,312         $11,936     $11,482
November                               $14,606         $12,205     $11,629
December                               $15,630         $13,053     $12,447
January 2001                           $15,411         $13,183     $12,577
February                               $15,050         $12,909     $12,376
March                                  $15,016         $12,919     $12,496
April                                  $15,275         $13,227     $12,794
May                                    $15,549         $13,597     $13,104
June                                   $16,395         $14,327     $13,872
July                                   $16,172         $14,041     $13,596
August                                 $16,710         $14,531     $14,093
September                              $16,164         $13,669     $13,509
October                                $15,632         $13,158     $13,122
November                               $16,257         $14,011     $13,844
December                               $16,730         $14,417     $14,182
January 2002                           $16,758         $14,479     $14,210
February                               $17,047         $14,810     $14,484
March                                  $17,981         $15,721     $15,353
April                                  $18,051         $15,816     $15,484
May                                    $17,995         $15,975     $15,693
June                                   $18,272         $16,303     $16,121
July                                   $17,078         $15,294     $15,278
August                                 $17,289         $15,300     $15,248
September                              $16,526         $14,624     $14,662
October                                $15,645         $13,895     $13,957
November                               $16,426         $14,583     $14,614
December                               $16,659         $14,796     $14,723

Past performance is not indicative of future results. The performance for SC-US Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

FUND FACTS

TOP 10 HOLDINGS

% of Total Net Assets

General Growth Properties, Inc.                  7.2%

Starwood Hotels & Resorts
   Worldwide, Inc.                               6.8%

Mack-Cali Realty Corporation                     6.7%

AvalonBay Communities, Inc.                      6.5%

Archstone-Smith Trust                            5.8%

Apartment Investment and
   Management Company                            5.6%

Fairmont Hotels & Resorts Inc.                   5.4%

The Macerich Company                             4.9%

Taubman Centers, Inc.                            4.7%

Simon Property Group, Inc.                       4.7%
                                                ----
Total                                           58.3%

OVERALL MORNINGSTAR(R) RATING(TM)

                                    * * * *

The Morningstar Rating(TM) is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance. The Overall Morningstar Rating(TM) is the weighted average of the three-, five-, and ten-year (if applicable) Morningstar Rating metrics. For the three and five-year periods ending December 31, 2002, the Fund received ratings of 3 stars out of 116 Specialty-Real Estate funds and 4 stars out of 78 Specialty-Real Estate funds, respectively. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Past performance is no guarantee of future results.

                              SECTOR WEIGHTINGS/1/

                                    [CHART]

Multifamily      29.0%
Regional Malls   25.0%
Office           18.9%
Hotels           13.5%
Industrial        7.4%
Shopping Centers  4.4%
Storage           2.3%

/1/ Sector classifications are as defined by Wilshire Associates. Sector weightings are shown for the Fund securities. Short-term investments and liabilities in excess of other assets total -0.5%.

FUND AT A GLANCE

Minimum initial investment                                $1,000/2/

Minimum subsequent investment                             $  100

Sales charge (load)                                         None

Redemption fee                                              None

Symbol                                                     SUSIX

Contact                                           1-888-SECURITY

Web Site                                 www.securitycapital.com

/2/$500 for IRAs and UGMA/UTMA accounts.

GEOGRAPHIC DIVERSIFICATION

NCREIF/1/ Geographic Regions and Divisions
Percentage of Fund Securities/2/

                                     [MAP]

                                             Portfolio/2/    NCREIF/1/
                -------------------------------------------------------
                East                            35.8%         28.4%
                   Northeast                    23.6%         15.9%
                   Mideast                      12.2%         12.5%

                West                            33.2%         36.0%
                   Pacific                      25.6%         28.0%
                   Mountain                      7.6%          8.0%

                South                           13.8%         21.1%
                   Southeast                     7.5%         11.7%
                   Southwest                     6.3%          9.4%

                Midwest                         10.2%         14.5%
                   East North Central            7.5%         11.3%
                   West North Central            2.7%          3.2%

                Non-U.S./3/                      7.0%          0.0%

/1/ The National Council of Real Estate Investment Fiduciaries (NCREIF) is an association of institutional real estate professionals and maintains a detailed historical database of real estate performance statistics collected from member institutions.
/2/ Calculations are based on actual Fund holdings as of the date of this report and reflect the geographic distribution of each company's underlying owned real estate portfolio as reported by the company or, where disclosure is incomplete, as calculated by Security Capital using the gross book value of individual assets or portfolio components as reported by SNL Financial LC.
/3/ Foreign holdings represent non-U.S. assets of U.S.-based companies, except Fairmont Hotels & Resorts Inc., which is Canadian based and NYSE listed.

        SECURITY CAPITAL U.S. REAL ESTATE SHARES
        SCHEDULE OF INVESTMENTS-DECEMBER 31, 2002

                Shares                                                                     Market Value
                ---------------------------------------------------------------------------------------
                         COMMON STOCKS - 98.0%
                         MULTIFAMILY -26.5%
                338,873  AvalonBay Communities, Inc.                                    $    13,263,489
                507,400  Archstone-Smith Trust                                               11,944,196
                305,550  Apartment Investment and Management Company                         11,452,014
                186,350  Essex Property Trust, Inc.                                           9,475,898
                289,500  United Dominion Realty Trust, Inc.                                   4,736,220
                112,800  BRE Properties, Inc.                                                 3,519,360
                                                                                            -----------
                                                                                             54,391,177

                         REGIONAL MALLS - 25.0%
                282,300  General Growth Properties, Inc.                                     14,679,600
                324,100  The Macerich Company                                                 9,966,075
                596,150  Taubman Centers, Inc.                                                9,675,514
                282,200  Simon Property Group, Inc.                                           9,614,554
                233,800  The Rouse Company                                                    7,411,460
                                                                                            -----------
                                                                                             51,347,203

                         OFFICE - 18.9%
                456,800  Mack-Cali Realty Corporation                                        13,841,040
                248,800  Boston Properties, Inc.                                              9,170,768
                195,000  SL Green Realty Corp.                                                6,162,000
                254,800  Reckson Associates Realty Corp.                                      5,363,540
                307,060  Corporate Office Properties Trust                                    4,308,052
                                                                                            -----------
                                                                                             38,845,400

                         HOTELS - 13.5%
                591,700  Starwood Hotels & Resorts Worldwide, Inc.                           14,046,958
                467,000  Fairmont Hotels & Resorts Inc.                                      10,997,850
                298,000  Host Marriott Corporation                                            2,637,300
                                                                                            -----------
                                                                                             27,682,108

                         INDUSTRIAL - 7.4%
                343,300  AMB Property Corporation                                             9,392,688
                207,600  First Industrial Realty Trust, Inc.                                  5,812,800
                                                                                            -----------
                                                                                             15,205,488

        10           See notes to the financial statements.

      Shares/Principal
          Amount                                                                  Market Value
    ------------------------------------------------------------------------------------------
                      SHOPPING CENTERS - 4.4%
          180,800     Federal Realty Investment Trust                             $  5,084,096
          105,300     Pan Pacific Retail Properties, Inc.                            3,846,609
                                                                                  ------------
                                                                                     8,930,705
                      STORAGE - 2.3%
          147,400     Public Storage, Inc.                                           4,762,494

                      Total common stocks
                                                                                  ------------
                      (cost $201,285,373)                                          201,164,575

                      PREFERRED STOCKS - 2.5%
                      MULTIFAMILY - 2.5%
          192,300     Apartment Investment and Management Company,                   5,047,875
                        Series R
                      Total preferred stocks
                                                                                  ------------
                      (cost $4,872,882)                                              5,047,875

                      SHORT-TERM INVESTMENTS - 1.6%
       $3,265,512     Agreement with State Street Bank and Trust Company,
                      0.250%, dated 12/31/2002, to be repurchased at
                      $3,265,557, on 01/02/2003, collateralized by
                      $2,665,000 U.S. Treasury Note, 3.875% maturing
                      on 1/15/2009 (market value of collateral $3,334,581)           3,265,512

                      Total short-term investments
                                                                                  ------------
                      (cost $3,265,512)                                              3,265,512

                      Total investments - 102.1%
                                                                                  ------------
                      (cost $209,423,767)                                          209,477,962

                      Liabilities in excess of other assets - (2.1%)                (4,268,327)
                                                                                  ------------

                      Net assets - 100.0%                                         $205,209,635
                                                                                  ------------

                     See notes to the financial statements.                   11

    SECURITY CAPITAL U.S. REAL ESTATE SHARES
    STATEMENT OF ASSETS AND LIABILITIES-DECEMBER 31, 2002

    ASSETS:
       Investments, at market value (cost $209,423,767)                               $209,477,962
       Receivable for fund shares sold                                                     668,064
       Dividends and interest receivable                                                 1,805,522
       Other assets                                                                          4,496
                                                                                      ------------
       Total assets                                                                    211,956,044
                                                                                      ------------
    LIABILITIES:
       Payable for investment securities purchased                                       3,474,607
       Payable for fund shares redeemed                                                  3,008,040
       Payable to investment adviser                                                       110,048
       Payable to distributor                                                               44,374
       Payable to directors                                                                  5,769
       Accrued expenses and other liabilities                                              103,571
                                                                                      ------------
       Total liabilities                                                                 6,746,409
                                                                                      ------------
         Net assets                                                                   $205,209,635
                                                                                      ------------
    NET ASSETS CONSIST OF:
       Capital stock                                                                  $207,715,788
       Accumulated undistributed net realized loss on investments                       (2,560,348)
       Net unrealized appreciation on investments                                           54,195
                                                                                      ------------
         Net assets                                                                   $205,209,635
                                                                                      ------------
       Shares outstanding (50,000,000 shares of $0.01 par value authorized)             18,203,672
       Net asset value and redemption price per share                                 $      11.27
                                                                                      ------------

12                   See notes to the financial statements.

    SECURITY CAPITAL U.S. REAL ESTATE SHARES
    STATEMENT OF OPERATIONS-YEAR ENDED DECEMBER 31, 2002

    INVESTMENT INCOME:
       Dividend income                                                            $  9,304,467
       Interest income                                                                  49,342
                                                                                  ------------
       Total investment income                                                       9,353,809
                                                                                  ------------
    EXPENSES:
       Investment advisory fee                                                       1,213,922
       Distribution expense                                                            505,801
       Transfer agent and shareholder service                                          291,622
       Administration fees                                                             147,499
       Custody and accounting fees and expenses                                         86,616
       Shareholders reports and notices                                                 77,155
       Professional fees                                                                55,134
       Federal and state registration                                                   30,460
       Directors' fees and expenses                                                     23,049
       Insurance expense                                                                14,794
       Other                                                                             4,601
                                                                                  ------------
       Net expenses                                                                  2,450,653
                                                                                  ------------
         Net investment income                                                       6,903,156
                                                                                  ------------
    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
       Net realized gain on investments                                              4,749,623
       Change in unrealized depreciation on investments                            (14,720,985)
                                                                                  ------------
       Net realized and unrealized loss on investments                              (9,971,362)
                                                                                  ------------
         Net decrease in net assets resulting from operations                     $ (3,068,206)
                                                                                  ------------

                     See notes to the financial statements.                   13

    SECURITY CAPITAL U.S. REAL ESTATE SHARES
    STATEMENT OF CHANGES IN NET ASSETS

                                                             Year ended     Year ended
                                                           Dec. 31, 2002   Dec. 31, 2001
----------------------------------------------------------------------------------------
    OPERATIONS:
       Net investment income                               $  6,903,156    $  4,834,344
       Net realized gain on investments                       4,749,623       5,788,240
       Change in unrealized depreciation
         on investments                                     (14,720,985)     (1,457,864)
                                                           ----------------------------
       Net increase (decrease) in net assets
         resulting from operations                           (3,068,206)      9,164,720

    CAPITAL SHARE TRANSACTIONS:
       Proceeds from shares sold                            186,746,989      86,637,209
       Shares issued to holders in
         reinvestment of dividends                           12,298,014       7,330,354
       Cost of shares redeemed                             (136,435,454)    (50,990,768)
                                                           ----------------------------
       Net increase in net assets from
         capital share transactions                          62,609,549      42,976,795

    DISTRIBUTIONS TO SHAREHOLDERS:
       From net investment income                            (6,903,591)     (4,842,060)
       From net realized gains                               (6,597,376)     (4,528,299)
       Return of capital                                     (1,466,092)             --
                                                           ----------------------------
       Total distributions                                  (14,967,059)     (9,370,359)
         Total increase in net assets                        44,574,284      42,771,156

    NET ASSETS:
       Beginning of year                                    160,635,351     117,864,195
                                                           ----------------------------
       End of year                                         $205,209,635    $160,635,351
                                                           ----------------------------

 14                  See notes to the financial statements.

    SECURITY CAPITAL U.S. REAL ESTATE SHARES
    FINANCIAL HIGHLIGHTS

                                                                         Year ended December 31,
                                                           2002        2001       2000        1999        1998
                                                      ---------------------------------------------------------
    For a share outstanding for each year: /1/

    Net Asset Value, beginning of year                  $  12.16    $  12.14    $   9.37    $  9.82     $ 11.95
                                                      ---------------------------------------------------------
    Income from investment operations:

       Net investment income                                0.40        0.57        0.44       0.45        0.42

       Net realized and unrealized
       gain (loss) on investments                          (0.43)       0.26        2.86      (0.39)      (1.80)
                                                      ---------------------------------------------------------

       Total from investment operations                    (0.03)       0.83        3.30       0.06       (1.38)
                                                      ---------------------------------------------------------
    Less distributions:

       Dividends from net investment income                (0.40)      (0.57)      (0.44)     (0.45)      (0.43)

       Dividends from net realized gains                   (0.37)      (0.24)         --         --       (0.29)

       Return of capital                                   (0.09)         --       (0.09)     (0.06)      (0.03)
                                                      ---------------------------------------------------------

       Total distributions                                 (0.86)      (0.81)      (0.53)     (0.51)      (0.75)
                                                      ---------------------------------------------------------

    Net Asset Value, end of year                        $  11.27    $  12.16    $  12.14    $  9.37     $  9.82
                                                      ---------------------------------------------------------

    Total return                                           (0.43)%      7.04%      35.83%      0.58%     (11.94)%
    Supplemental data and ratios:
       Net assets, end of year ($000)                   $205,210    $160,635    $117,864    $50,949     $94,811

       Ratio of expenses to average
        net assets /2/                                      1.21%       1.24%       1.35%      1.20%       1.00%

       Ratio of net investment income to
        average net assets /2/                              3.41%       4.96%       5.02%      4.18%       4.75%

       Portfolio turnover rate                             75.37%      91.20%      91.14%     49.66%     109.49%

    /1/ Effective February 1, 2000, the Fund's Class R shares were converted to
        Class I shares, with the resulting class known as Security Capital Real Estate Shares. The information in this table reflects financial results for the former Class I shares, with the exception of net assets, which are for both Classes.
    /2/ Without voluntary expense reimbursements of $12,239, $256,747 and $301,721 for the years ended December 31, 2000, 1999 and 1998, respectively, the ratio of expenses to average net assets would have been 1.36%, 1.62% and 1.29%, respectively, and the ratio of net investment income to average net assets would have been 5.01%, 3.76% and 4.46%, respectively. For the years ended December 31, 2002 and 2001, there was no voluntary expense reimbursement.

                     See notes to the financial statements.                   15

SECURITY CAPITAL U.S. REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-DECEMBER 31, 2002


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Security Capital U.S. Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital European Real Estate Shares. The Fund commenced operations on December 20, 1996.

   The Fund seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States.

   The following is a summary of significant accounting policies followed by the Fund.

   a) Investment Valuation - Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors' Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

   Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

   b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

   c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

   The tax character of distributions paid to shareholders during the years ended December 31, 2002 and 2001 were as follows:

                                                  2002             2001
                                               ----------------------------
     Distributions paid from:
        Ordinary income                        $ 6,903,591      $ 6,258,762
        Long-term 20% capital gain               6,150,081        2,772,824
        Long-term 25% capital gain                 447,295          338,773
        Return of capital                        1,466,092               --
                                               ----------------------------
        Total                                  $14,967,059      $ 9,370,359
                                               ----------------------------

   Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

   Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

        Undistributed ordinary income                       $        --
        Undistributed long-term capital gain                         --
        Unrealized depreciation                              (1,058,278)
        Accumulated net realized loss                        (1,447,875)
                                                             ----------
        Total                                               $(2,506,153)
                                                            -----------

   The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

   Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. Distributions received from the REITs that are determined to be capital gains are recorded by the Fund as a realized gain on the investment. The character of such distributions, for tax and financial reporting purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

   As of December 31, 2002, the Fund has elected to defer post October losses of $1,447,875 as though the losses were incurred on the first day of the next calendar year.

   d) Repurchase Agreements - The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book-entry transfer to the account of the Fund's custodian. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of by the Fund may be delayed.

   e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   f) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Sector classifications in the Schedule of Investments are as defined by Wilshire Associates.

2. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Fund were as follows:


Year Ended December 31, 2002:
--------------------------------------------------------------------------------------------------
                                                                        Amount            Shares
                                                                   -------------------------------
      Shares sold                                                  $ 186,746,989        15,226,612
      Shares issued to holders in reinvestment of dividends           12,298,014         1,045,561
      Shares redeemed                                               (136,435,454)      (11,277,227)
                                                                   -------------------------------
      Net increase                                                 $  62,609,549         4,994,946
                                                                   -------------------------------
   Year Ended December 31, 2001:
--------------------------------------------------------------------------------------------------
                                                                        Amount            Shares
                                                                   -------------------------------
      Shares sold                                                  $  86,637,209         7,164,854
      Shares issued to holders in reinvestment of dividends            7,330,354           606,504
      Shares redeemed                                                (50,990,768)       (4,269,247)
                                                                   -------------------------------
      Net increase                                                 $  42,976,795         3,502,111
                                                                   -------------------------------

3. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of long-term investments by the Fund for the year ended December 31, 2002, were $216,893,857 and $147,980,835, respectively.

   As of December 31, 2002, gross unrealized appreciation and (depreciation) of investments for tax purposes were as follows:

   Appreciation                       $ 11,134,283
   (Depreciation)                      (12,192,561)
                                      ------------
   Net depreciation on investments    $ (1,058,278)
                                      ------------

   As of December 31, 2002, the cost of investments for federal income tax purposes was $210,536,240.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

   SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Research & Management Incorporated ("SC-R&M"). SC-R&M was formerly an indirect, wholly owned subsidiary of Security Capital Group Incorporated ("Security Capital"). On December 14, 2001, Security Capital and GE Capital Corp. ("GE Capital"), through its commercial real estate business, announced that they had entered into a definitive agreement for GE Capital to acquire Security Capital. The transaction was approved by the Board of Directors of both companies. Security Capital shareholders voted to approve the acquisition on May 14, 2002. As a result, SC-R&M is now a wholly owned subsidiary of GE Capital. Pursuant to the Advisory Agreement, SC-R&M is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's average daily net assets.

   SC-R&M also serves as the Fund's administrator. SC-R&M charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

   State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

   Boston Financial Data Services, Inc. ("BFDS"), a privately-held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

5. DISTRIBUTION AND SERVICING PLANS

   The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Distribution Plan, the Fund pays to Macquarie Capital Partners LLC (the "Distributor"), in its capacity as principal distributor of the Fund's shares, a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

   The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's shares and for providing certain services to the Fund's shareholders. The Distributor may pay third parties with respect of these services such amount as it may determine. For the year ended December 31, 2002, the Fund has made payments totaling $494,469 as required by the adopted Distribution Plans.

6. PRINCIPAL SHAREHOLDERS

   As of December 31, 2002, SC Realty Incorporated, a wholly owned subsidiary of GE Capital, owned 7.4% of the Fund's total outstanding shares.

7. SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

   On September 6, 2002, the Fund held a special meeting of its shareholders for the purpose of approving a new Investment Advisory Agreement (the "Agreement"). This meeting was prompted by the acquisition of Security Capital, the parent company of the Fund's investment advisor, SC-R&M, by GE Capital, a subsidiary of General Electric Co. This Agreement was approved by the shareholders.

   The results of the voting for the special meeting were 14,997,896 shares, representing 86.5% of total shares, voted in favor; 152,741 shares, representing 0.9% of total shares, voted against; 272,498 shares, representing 1.6% of total shares, abstained from voting and 1,908,681 shares, representing 11.0% of total shares, withheld their votes.

8. CHANGE IN INDEPENDENT AUDITORS (UNAUDITED)

   On November 4, 2002, the Board of Directors of the Fund, upon the recommendation of the Board's Audit Committee, approved a change of the Fund's independent auditors from Arthur Andersen LLP to KPMG, LLP. For the year ended December 31, 2001, Arthur Andersen LLP's audit report on the Fund's financial statements contained no adverse opinion or disclaimer of opinion; nor was their report qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the disagreements in their report.

REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Shareholders
Security Capital U.S. Real Estate Shares:

We have audited the accompanying statement of assets and liabilities of Security Capital U.S. Real Estate Shares (the "Fund"), including the schedule of investments, as of December 31, 2002, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the years in the four year period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on that statement and those financial highlights in their report dated January 29, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security Capital U.S. Real Estate Shares as of December 31, 2002, and the results of its operations, the changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP


Chicago, Illinois
February 14, 2003

DIRECTORS AND OFFICERS

                                                                                                Number of
                                                                                              Portfolios in          Other
                                           Term of Office            Principal                 Fund Complex      Directorships
   Name, Address         Position(s) Held  and Length of           Occupation(s)               Overseen by          Held by
     and Age               with the Fund    Time Served         During Past 5 Years              Director           Director
------------------------------------------------------------------------------------------------------------------------------------
Anthony R. Manno Jr./1/  Chairman of       Term:           Managing Director and President         Two        Director of Security
                         the Board of      Indefinite/2/   of SC-R&M since January 1995.                      Capital Preferred
11 S. LaSalle Street     Directors,                                                                           Growth Incorporated
Second Floor             Managing          Time Served:    Member of the Investment                           and Bulgarian
Chicago, Illinois        Director and      6 years         Committee of Security Capital                      American Enterprise
60603                    President                         from March 1994 to June 1996.                      Fund.

Age: 50                                                    Managing Director of LaSalle
                                                           Partners Limited from March
                                                           1980 to March 1994.

Robert H. Abrams         Director          Term:           Senior Lecturer Dept. of City and       Two        Director of Cayuga
                                           Indefinite/2/   Regional Planning, College of                      Medical Center.
11 S. LaSalle Street                                       Architecture, Art & Planning at
Second Floor                               Time Served:    Cornell University since 1992.
Chicago, Illinois                          6 years
60603                                                      Founding Director of the Program
                                                           in Real Estate at Cornell
Age: 70                                                    University in 1995.

Stephen F. Kasbeer       Director          Term:           Treasurer, Senior Vice President        Two        Director of
                                           Indefinite/2/   and Chief Investment Officer of                    Commonfund
11 S. LaSalle Street                                       Loyola University Chicago from                     Endowment Realty
Second Floor                               Time Served:    1981 to 1994. President of                         Investors II, Inc. and
Chicago, Illinois                          6 years         Loyola Management Co. from                         Coronado Hospital
60603                                                      1989 to 1994.                                      Foundation.

Age: 78

George F. Keane          Director          Term:           Chairman of the Board of Trigen         Two        Director of the
                                           Indefinite/2/   Energy Corporation from 1994 to                    Bramwell Funds,
11 S. LaSalle Street                                       March 2000.                                        Longview Oil and
Second Floor                               Time Served:                                                       Gas Group, Nicholas
Chicago, Illinois                          6 years         Founding Chief Executive of the                    Applegate Mutual
60603                                                      Endowment Realty Investors in                      Funds, Universal
                                                           1998 and The Common Fund in                        Bond Fund and
Age: 73                                                    1971.                                              Universal Stainless
                                                                                                              Alloy Products.

Kenneth D. Statz         Managing          Time Served:    Managing Director of SC-R&M             Not              Not
                         Director          6 years         since November 1997, Senior          Applicable       Applicable
11 S. LaSalle Street                                       Vice President July 1996 to
Second Floor                                               November 1997 and Vice
Chicago, Illinois                                          President from March 1995 to
60603                                                      July 1996.

Age: 44                                                    Vice President and Senior Analyst
                                                           in the Investment Research
                                                           department of Goldman Sachs &
                                                           Co., from February 1992 to
                                                           January 1995.

/1/ "Interested person" as defined in the 1940 Act.
/2/ Directors serve an indefinite term until his successor is elected.

                                                                                                        Number of
                                                                                                     Portfolios in       Other
                                           Term of Office            Principal                        Fund Complex   Directorships
   Name, Address       Position(s) Held    and Length of           Occupation(s)                      Overseen by       Held by
     and Age             with the Fund      Time Served         During Past 5 Years                     Director        Director
----------------------------------------------------------------------------------------------------------------------------------
Kevin W. Bedell        Senior Vice         Time Served:    Senior Vice President of SC-                    Not           Not
                       President           6 years         R&M since November 1997 and                 Applicable     Applicable
11 S. LaSalle Street                                       Vice President from July 1996 to
Second Floor                                               November 1997.
Chicago, Illinois
60603                                                      Equity Vice President and
                                                           Portfolio Manager of LaSalle
Age: 47                                                    Partners Limited from January
                                                           1987 to January 1996.

Alexander K. Daggett   Vice President -    Time Served:    Vice President of SC-R&M since                  Not           Not
                       Client Services     5 years         March 1998.                                 Applicable     Applicable
11 S. LaSalle Street
Second Floor                                               National Sales Manager for
Chicago, Illinois                                          Marshall Funds from January
60603                                                      1997 to December 1997.

Age: 53

Jeffrey C. Nellessen   Chief Financial     Time Served:    Chief Financial Officer of                      Not           Not
                       Officer, Treasurer  6 years         SC-R&M since December 2002                  Applicable     Applicable
11 S. LaSalle Street   and Assistant                       and Vice President and Controller
Second Floor           Secretary                           from March 1997 to December
Chicago, Illinois                                          2002.
60603
                                                           Controller, Manager of Client
Age: 41                                                    Administration and Compliance
                                                           Officer at Strong Capital
                                                           Management from June 1988 to
                                                           March 1997.

David T. Novick        Vice President      Time Served:    General Counsel of SC-R&M                       Not           Not
                       and Secretary       5 years         since August 2002. Senior Vice              Applicable     Applicable
11 S. LaSalle Street                                       President of Security Capital from
Second Floor                                               March 2001 to July 2002 and
Chicago, Illinois                                          Vice President from June 1998 to
60603                                                      March 2001.

Age: 38                                                    Partner with the law firm of
                                                           Katten Muchin and Zavis from
                                                           September 1989 to June 1998.

Michael J. Heller      Assistant           Time Served:    Controller of SC-R&M since                      Not           Not
                       Treasurer           5 years         December 2002 and Assistant                 Applicable     Applicable
11 S. LaSalle Street                                       Controller from October 1997 to
Second Floor                                               December 2002.
Chicago, Illinois
60603                                                      Member of the audit team at
                                                           McGladrey & Pullen, LLP from
Age: 33                                                    August 1992 to October 1997.

INVESTMENT MANAGEMENT TEAM

Anthony R. Manno Jr.
Director, Chairman and President

Kenneth D. Statz
Managing Director

Kevin W. Bedell
Senior Vice President

Anne Darnley
Vice President

Bernard Krieg
Vice President

Jonathan Y. Lulu
Vice President

Andrea C. Smith
Vice President

Matthew D. Hansen
Securities Trader

James D. Hardman
Associate

David T. Cheng
Analyst

Rebecca L. Javid
Analyst

INVESTMENT ADVISER

Security Capital Research &
Management Incorporated
11 South LaSalle Street, Second Floor
Chicago, Illinois 60603
1-888-SECURITY

TRANSFER AGENT

Boston Financial Data Services, Inc.
P.O. Box 8121
Boston, Massachusetts 02266-8121
1-800-409-4189


INDEPENDENT AUDITORS

KPMG, LLP
303 East Wacker Drive
Chicago, Illinois 60601


LEGAL COUNSEL

Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019

                                     [LOGO]
                                SECURITY CAPITAL

                 11 South LaSalle Street, Chicago, Illinois 60603
                                 1-888-SECURITY
                             www.securitycapital.com

SC-US_ANNUAL 2002